SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934

                        Date of Report: August 25, 2006

                         E'PRIME AEROSPACE CORPORATION
             (Exact name of registrant as specified in its charter)


              Colorado              33-9472-D CO            59-2802081
   -----------------------------   --------------     --------------------
   (State or other jurisdiction     (Commission           (IRS Employer
         of Incorporation)            File No.)        Identification No.)


            2500 S. Washington Ave., Unit 34, Titusville, FL 32796
                   (Address of principal executive offices)

                                 321-269-0900
                       (Registrant's telephone number)

                                     N/A
        (Former name or former address, if changed since last report)


Item 5.01 Changes in Control of Registrant

A change in the control of the company occurred on August 21, 2006 when Oldham Group, Inc. acquired 386,800,000 shares of the publicly traded common shares of the company through a private purchase from B.G. Davis. Oldham Group, Inc., is a Tennessee corporation.


Item 5.02 Officer and Director Changes

Effective August 21, 2006, B.G. Davis retired form his position as Chairman of the Board of Directors. Mr. Davis will remain as an active member of the Board of Directors.

Betty S. Davis retired from her position as Secretary, Treasurer and as a member of the Board of Directors effective August 21, 2006.

Richard L. Elrod also retired as a member of the Board of Directors effective August 21, 2006.

James D. Oldham, III and Jean K. Oldham were appointed to the Board of Directors to replace the two retiring members and James D. Oldham, III was elected as President and Chairman of the Board of Directors. Jean K. Oldham was elected as Interim Secretary for the corporation. The Oldham appointments and elections were effective as of August 21, 2006.




Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


E'Prime Aerospace Corporation

August 24, 2006

/s/James D. Oldham, III, President